                                                                    Exhibit 99.8

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION

                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION

                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                     TRUSTEE

                               JANUARY [25], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO
---------
DEAL NAME                  MLMI 2005-NC1
BLOOMBERG TICKER:          MLMI 2005-NC1
ASSET CLASS:               Subprime
ISSUER:                    MLMI
TRUSTEE:                   Wells
LEAD MANAGER(S)              ML

MONTH:

  To Roll                    20
  Remaining Term             348
  Remaining IO Term          31

KEY

- Cells in red font are calculations and should be left alone.

- Significant Loans qualifiers are list below each bucket

(i) Fill in top 15 states only, combine the remaining in the "Other" Bucket.

(ii) Extend Fixed / Floating bucket to include all loan types also separate 2/28 from Interest Only (IO) 2/28 and so on. If the concentration of IO's is greater than 20% please fill out the IO template.

                                                             FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                     -----------------------------------------------------------------------------
             -------------------------------  WA LOAN                               NON -    NON     REFI      MI     NINA/ INTEREST
FICO         # LOANS       BALANCE         %  BALANCE  WAC   FICO  % LTV   % DTI   PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
----         -------       -------         -  -------  ---   ----  ----    -----   -------  ------  ------- -------  ------   ----
NA                                     0.00%
=<500            19       1,744,489    0.17%   91,815  8.92%  500  74.99%  40.47%   0.00%    0.00%   66.59%   0.00%   0.00%    0.00%
>500 =<520      488      65,904,541    6.52%  135,050  8.52%  511  73.13%  40.74%   1.59%    8.28%   88.43%   0.00%   0.00%    0.00%
>520 =<540      623      93,199,063    9.22%  149,597  8.11%  531  74.17%  41.04%   1.59%    9.68%   83.23%   0.00%   0.00%    0.00%
>540 =<560      643      99,085,640    9.80%  154,099  7.78%  551  75.38%  40.39%   2.15%    7.28%   82.80%   0.00%   0.00%    0.19%
>560 =<580      561      88,991,414    8.80%  158,630  7.49%  570  76.06%  40.20%   2.17%   11.43%   79.16%   0.00%   0.00%    0.50%
>580 =<600      708     116,730,802   11.55%  164,874  7.19%  590  78.12%  40.86%   4.46%    9.42%   67.60%   0.00%   0.00%   10.04%
>600 =<620      619     104,680,207   10.36%  169,112  6.98%  610  79.29%  40.74%   4.44%   11.66%   70.35%   0.00%   0.00%   17.93%
>620 =<640      609     103,370,578   10.23%  169,738  7.00%  630  80.57%  40.77%   4.97%   14.52%   58.01%   0.00%   0.00%   20.28%
>640 =<660      590     104,369,140   10.32%  176,897  7.06%  650  80.89%  41.11%   4.58%   14.67%   44.91%   0.00%   0.00%   37.50%
>660 =<680      460      81,279,770    8.04%  176,695  6.88%  670  81.14%  42.05%   7.58%   14.54%   45.49%   0.00%   0.00%   41.91%
>680 =<700      281      59,448,182    5.88%  211,559  6.69%  690  81.77%  40.49%   7.16%   25.10%   36.85%   0.00%   0.00%   51.43%
>700 =<750      304      65,472,659    6.48%  215,371  6.67%  720  82.21%  41.14%   9.47%   18.16%   25.04%   0.00%   0.00%   54.91%
>750            101      26,587,118    2.63%  263,239  6.31%  771  81.48%  41.32%  13.27%   18.79%   29.73%   0.00%   0.00%   56.00%
TOTAL         6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%   4.60%   12.76%   62.53%   0.00%   0.00%   20.45%

   FICO MEAN:   612         MEDIAN:      600  STANDARD DEVIATION:   62.35
             ------                  -------                     --------

                                                             LTV BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     DEAL SIZE                      --------------------------------------------------------------------------------
          -----------------------------   WA LOAN                                 NON -    NON     REFI       MI     NINA/  INTEREST
LTV       # LOANS      BALANCE        %   BALANCE    WAC   FICO  % LTV   % DTI   PRIMARY  SF/PUD  CACHOUT  COVERED  NO DOC    ONLY
---       -------      -------        -   -------    ---   ----  ----    -----   -------  ------  -------  -------  ------    ----
=<50        184      24,661,971    2.44%  134,032   7.07%  590   42.26%  38.77%   4.55%   18.77%   94.60%    0.00%   0.00%     6.75%
>50 =<55    107      16,338,870    1.62%  152,700   7.03%  579   52.75%  37.69%   4.11%    7.12%   93.21%    0.00%   0.00%     1.08%
>55 =<60    169      27,034,514    2.67%  159,968   7.09%  589   57.83%  39.35%   4.55%   10.36%   93.54%    0.00%   0.00%     7.29%
>60 =<65    321      54,331,570    5.37%  169,257   7.25%  583   63.44%  40.56%   6.87%   14.27%   90.18%    0.00%   0.00%     7.08%
>65 =<70    439      75,319,681    7.45%  171,571   7.36%  581   68.72%  40.09%   6.62%   15.70%   92.11%    0.00%   0.00%     7.16%
>70 =<75    641     115,841,913   11.46%  180,721   7.40%  582   73.98%  40.84%   5.03%   12.75%   85.41%    0.00%   0.00%     8.70%
>75 =<80  1,923     355,486,024   35.17%  184,860   6.98%  625   79.65%  41.34%   2.52%   11.64%   41.09%    0.00%   0.00%    33.30%
>80 =<85    809     154,543,333   15.29%  191,030   7.27%  607   84.53%  40.75%   4.66%   11.78%   71.38%    0.00%   0.00%    18.59%
>85 =<90    662     121,963,634   12.07%  184,235   7.41%  630   89.57%  41.01%  10.29%   13.43%   59.84%    0.00%   0.00%    21.79%
>90 =<95    209      38,244,715    3.78%  182,989   7.64%  645   94.73%  41.52%   0.63%   15.45%   47.45%    0.00%   0.00%    25.85%
>95 <100     12         541,135    0.05%   45,095  10.93%  650   99.25%  39.75%   0.00%    0.00%   21.12%    0.00%   0.00%     0.00%
=>100       530      26,556,240    2.63%   50,106  10.21%  660  100.00%  42.29%   0.00%   15.73%   12.41%    0.00%   0.00%     0.00%
TOTAL     6,006   1,010,863,601  100.00%  168,309   7.28%  612   78.44%  40.87%   4.60%   12.76%   62.53%    0.00%   0.00%    20.45%

LTV MEAN:   78.44     MEDIAN:     80    STANDARD DEVIATION:   12.66
           ------             ------                       --------

                                                             DTI BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     DEAL SIZE                      --------------------------------------------------------------------------------
          -----------------------------   WA LOAN                                 NON -    NON     REFI       MI     NINA/  INTEREST
DTI       # LOANS      BALANCE        %   BALANCE    WAC   FICO  % LTV   % DTI   PRIMARY  SF/PUD  CACHOUT  COVERED  NO DOC    ONLY
---       -------      -------        -   -------    ---   ----  ----    -----   -------  ------  -------  -------  ------    ----
=<20        192      23,372,477    2.31%  121,732   7.53%  596   72.95%  15.99%   15.08%   8.70%   77.19%  0.00%    0.00%     7.27%
>20 =<25    264      35,377,998    3.50%  134,008   7.49%  601   76.08%  22.85%    7.04%  14.78%   71.75%  0.00%    0.00%    11.26%
>25 =<30    433      59,427,053    5.88%  137,245   7.33%  606   76.78%  27.82%    7.91%  10.61%   73.76%  0.00%    0.00%    13.78%
>30 =<35    721     110,482,628   10.93%  153,235   7.33%  607   76.98%  32.61%    5.15%   9.85%   67.07%  0.00%    0.00%    16.02%
>35 =<40    934     159,900,401   15.82%  171,200   7.24%  614   78.90%  37.76%    3.72%  12.85%   62.62%  0.00%    0.00%    23.27%
>40 =<45  1,305     232,771,537   23.03%  178,369   7.29%  618   79.40%  42.65%    4.28%  13.30%   58.56%  0.00%    0.00%    24.89%
>45 =<50  1,826     331,082,473   32.75%  181,316   7.24%  617   80.57%  47.83%    3.34%  13.70%   55.77%  0.00%    0.00%    24.04%
>50 =<55    320      56,807,807    5.62%  177,524   7.22%  575   69.38%  52.53%    5.44%  13.50%   85.15%  0.00%    0.00%     0.70%
>55 =<60     11       1,641,226    0.16%  149,202   7.25%  598   71.00%  56.67%    3.05%   0.00%   78.04%  0.00%    0.00%     0.00%
>60                                0.00%
TOTAL     6,006   1,010,863,601  100.00%  168,309   7.28%  612   78.44%  40.87%    4.60%  12.76%   62.53%  0.00%    0.00%    20.45%

DTI MEAN:    40.87    MEDIAN:   41.83    STANDARD DEVIATION:    8.97
         ---------           --------                       --------

                                                           PURPOSE BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                      ---------------------------------------------------------------------------
              -------------------------------  WA LOAN                              NON -    NON     REFI      MI     NINA/ INTEREST
PURPOSE       # LOANS       BALANCE         %  BALANCE   WAC  FICO  % LTV   % DTI  PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
-------       -------       -------         -  -------   ---  ----  ----    -----  -------  ------  ------- -------  ------   ----
PURCHASE       1,985     334,372,271   33.08%  168,450  7.23%  650  83.17%  41.85%   5.57%  16.18%    0.00%   0.00%   0.00%  38.09%
REFI
 (CASH OUT)    3,686     632,084,517   62.53%  171,483  7.30%  592  75.82%  40.42%   4.19%  11.43%  100.00%   0.00%   0.00%  11.43%
REFI
 (NO CASH)                              0.00%
REFI
 (RATE TERM)     335      44,406,812    4.39%  132,558  7.37%  600  80.21%  39.94%   3.14%   5.93%    0.00%   0.00%   0.00%  15.88%
CONSOLIDATION                           0.00%
OTHER                                   0.00%
TOTAL          6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%   4.60%  12.76%   62.53%   0.00%   0.00%  20.45%

                                                          OCCUPANCY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                     -----------------------------------------------------------------------------
             -------------------------------  WA LOAN                               NON -    NON     REFI      MI     NINA/ INTEREST
OCC TYPE     # LOANS       BALANCE         %  BALANCE   WAC  FICO  % LTV   % DTI   PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
---------    -------       -------         -  -------   ---  ----  ----    -----   -------  ------  ------- -------  ------   ----
PRIMARY
  (OOC)       5,702     964,347,066   95.40%  169,124  7.26%  610  78.45%  41.01%           11.80%   62.80%  0.00%    0.00%   21.17%
INVESTMENT      263      37,617,639    3.72%  143,033  7.68%  645  78.06%  37.33%  100.00%  35.39%   61.99%  0.00%    0.00%    0.00%
2ND /
  VACATION       41       8,898,896    0.88%  217,046  7.50%  658  79.43%  40.79%  100.00%  21.77%   35.63%  0.00%    0.00%   28.15%
RENTAL                                 0.00%
OTHER                                  0.00%
TOTAL         6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%    4.60%  12.76%   62.53%  0.00%    0.00%   20.45%

                                                          DOCUMENTATION BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                     -----------------------------------------------------------------------------
             -------------------------------  WA LOAN                               NON -    NON     REFI      MI     NINA/ INTEREST
DOC TYPE     # LOANS       BALANCE         %  BALANCE   WAC  FICO  % LTV   % DTI   PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
--------     -------       -------         -  -------   ---  ----  ----    -----   -------  ------  ------- -------  ------   ----
FULL (2YR)    1,943     290,221,331   28.71%  149,368  7.17%  599  78.92%  40.85%  3.24%    10.67%  62.26%   0.00%           18.35%
ALTERNATIVE
  (FULL 1 YR) 1,704     269,446,980   26.66%  158,126  7.08%  592  75.80%  40.77%  3.41%    10.88%  80.07%   0.00%           12.36%
LIMITED         211      41,077,916    4.06%  194,682  7.03%  613  79.55%  39.29%  6.80%     7.38%  68.17%   0.00%           14.00%
STATED        2,148     410,117,373   40.57%  190,930  7.52%  634  79.73%  41.11%  6.12%    16.02%  50.63%   0.00%           27.89%
NO RATIO                               0.00%
NINA                                   0.00%
NO DOC                                 0.00%
OTHER                                  0.00%
TOTAL         6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%  4.60%    12.76%  62.53%   0.00%   0.00%   20.45%

                                                            PROPERTY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                     -----------------------------------------------------------------------------
PROPERTY     -------------------------------  WA LOAN                               NON -    NON     REFI      MI     NINA/ INTEREST
TYPE         # LOANS       BALANCE         %  BALANCE   WAC  FICO   % LTV  % DTI   PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
----         -------       -------         -  -------   ---  ----   ----   -----   -------  ------  ------- -------  ------   ----
SINGLE
  FAMILY      4,642     759,749,302   75.16%  163,669  7.28%  608  78.24%  40.72%   3.70%    0.00%  65.19%  100.00%   0.00%   19.52%
PUD             698     122,108,874   12.08%  174,941  7.30%  612  79.92%  41.15%   2.59%    0.00%  52.89%  100.00%   0.00%   23.76%
2-4 UNIT        331      74,932,993    7.41%  226,384  7.29%  634  78.04%  41.91%  14.66%  100.00%  61.38%  100.00%   0.00%   17.81%
TOWNHOUSE                              0.00%
CONDO           335      54,072,432    5.35%  161,410  7.32%  627  78.57%  40.91%   7.90%  100.00%  48.58%  100.00%   0.00%   29.72%
MH                                     0.00%
OTHER                                  0.00%
TOTAL         6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%   4.60%   12.76%  62.53%  100.00%   0.00%   20.45%

                                                             PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        DEAL SIZE                     -----------------------------------------------------------------------------
            -------------------------------  WA LOAN                                NON -    NON     REFI      MI     NINA/ INTEREST
UPB         # LOANS       BALANCE         %  BALANCE    WAC   FICO  % LTV   % DTI  PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
---         -------       -------         -  -------    ---   ----  ----    -----  -------  ------  ------- -------  ------   ----
=<50            485      17,503,304    1.73%   36,089  10.19%  633  92.14%  39.48%   1.42%  10.69%  31.01%   0.00%   0.00%   0.00%
>50 =<75        730      45,398,034    4.49%   62,189   8.60%  580  78.25%  37.06%  11.38%   7.28%  65.65%   0.00%   0.00%   0.90%
>75 =<100       795      70,026,651    6.93%   88,084   7.90%  588  77.90%  38.46%   5.72%   8.11%  61.62%   0.00%   0.00%   3.43%
>100 =<125      724      81,070,418    8.02%  111,976   7.57%  592  78.13%  39.26%   4.54%   9.83%  65.39%   0.00%   0.00%   6.31%
>125 =<150      582      79,860,264    7.90%  137,217   7.50%  592  77.11%  39.34%   3.60%   9.51%  66.51%   0.00%   0.00%   7.35%
>150 =<200      826     143,947,750   14.24%  174,271   7.32%  597  76.60%  40.94%   4.00%  12.02%  70.24%   0.00%   0.00%  10.77%
>200 =<250      597     133,747,972   13.23%  224,033   7.21%  609  76.59%  41.49%   4.12%  12.19%  65.60%   0.00%   0.00%  18.46%
>250 =<300      455     125,036,012   12.37%  274,804   7.08%  612  78.45%  41.74%   4.39%  14.18%  69.11%   0.00%   0.00%  25.91%
>300 =<350      320     103,495,451   10.24%  323,423   6.84%  630  79.06%  41.46%   5.56%  17.28%  55.89%   0.00%   0.00%  33.47%
>350 =<400      233      87,294,709    8.64%  374,655   6.96%  637  80.54%  42.84%   4.69%  15.76%  52.57%   0.00%   0.00%  43.95%
>400 =<450      113      47,845,206    4.73%  423,409   6.69%  635  80.59%  42.93%   1.78%  16.80%  56.75%   0.00%   0.00%  27.28%
>450 =<500       86      40,876,219    4.04%  475,305   6.53%  641  79.86%  42.14%   4.74%  16.18%  53.45%   0.00%   0.00%  38.54%
>500 =<600       44      24,275,539    2.40%  551,717   6.35%  658  80.39%  43.02%   4.71%   6.85%  56.25%   0.00%   0.00%  52.29%
>600 =<700       13       8,242,148    0.82%  634,011   6.37%  670  78.11%  40.04%   0.00%  31.03%  53.85%   0.00%   0.00%  61.36%
=>700             3       2,243,924    0.22%  747,975   6.51%  645  78.05%  36.72%   0.00%  33.31%  66.69%   0.00%   0.00%  33.42%
TOTAL         6,006   1,010,863,601  100.00%  168,309   7.28%  612  78.44%  40.87%   4.60%  12.76%  62.53%   0.00%   0.00%  20.45%

* IN $1,000
             MIN             18,109  MAX      749,982
                      -------------         ---------

                                                             STATE CONCENTRATION BUCKET (I)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          DEAL SIZE                      ---------------------------------------------------------------------------
              -------------------------------  WA LOAN                              NON -    NON     REFI      MI     NINA/ INTEREST
STATE*        # LOANS       BALANCE         %  BALANCE   WAC  FICO  % LTV   % DTI  PRIMARY  SF/PUD  CACHOUT COVERED  NO DOC   ONLY
------        -------       -------         -  -------   ---  ----  ----    -----  -------  ------  ------- -------  ------   ----
CALIFORNIA     1,665    418,040,917    41.35%  251,076  6.79%  628  76.88%  41.83%  3.44%   12.30%   63.52%  0.00%   0.00%   34.47%
FLORIDA          479     60,376,352     5.97%  126,047  7.65%  595  78.68%  40.71%  6.89%   10.37%   66.11%  0.00%   0.00%    5.55%
NEW YORK         221     54,857,641     5.43%  248,225  7.31%  609  77.40%  41.75%  4.88%   30.45%   66.22%  0.00%   0.00%    9.90%
TEXAS            524     49,242,425     4.87%   93,974  8.02%  589  79.08%  38.47%  5.15%    4.27%   46.46%  0.00%   0.00%    2.68%
NEW JERSEY       188     40,074,790     3.96%  213,164  7.68%  604  77.71%  41.86%  6.42%   29.94%   66.75%  0.00%   0.00%    5.07%
MASSACHUSETTS    129     27,031,636     2.67%  209,548  7.29%  613  76.89%  41.34%  2.83%   28.84%   58.43%  0.00%   0.00%   17.34%
NEVADA           141     26,216,861     2.59%  185,935  7.46%  604  78.49%  40.39%  6.98%    3.10%   62.33%  0.00%   0.00%   19.42%
ILLINOIS         169     24,420,962     2.42%  144,503  7.80%  604  80.71%  40.13%  3.49%   20.61%   58.49%  0.00%   0.00%    8.15%
VIRGINIA         120     21,774,372     2.15%  181,453  7.53%  597  79.72%  40.02%  2.44%    3.37%   70.50%  0.00%   0.00%   12.22%
MARYLAND         116     21,562,132     2.13%  185,880  7.40%  587  77.37%  39.45%  1.81%    9.06%   74.81%  0.00%   0.00%    8.91%
WASHINGTON       146     21,483,654     2.13%  147,148  7.25%  613  81.55%  39.77%  2.35%    7.84%   48.08%  0.00%   0.00%   26.95%
MICHIGAN         192     20,747,160     2.05%  108,058  7.90%  596  81.30%  39.78%  6.27%    3.27%   67.32%  0.00%   0.00%    9.90%
ARIZONA          171     20,380,246     2.02%  119,183  7.41%  613  81.84%  38.97%  3.72%    2.61%   58.23%  0.00%   0.00%   23.14%
PENNSYLVANIA     168     17,834,018     1.76%  106,155  7.82%  579  79.74%  39.79%  3.13%    6.04%   70.73%  0.00%   0.00%    6.90%
MINNESOTA        107     14,326,032     1.42%  133,888  7.59%  612  82.08%  39.96%  5.03%   17.68%   61.78%  0.00%   0.00%   13.69%
OTHER          1,470    172,494,404    17.06%  117,343  7.71%  599  80.77%  39.84%  6.95%   10.25%   60.95%  0.00%   0.00%   10.64%
TOTAL          6,006   1,010,863,601  100.00%  168,309  7.28%  612  78.44%  40.87%  4.60%   12.76%   62.53%  0.00%   0.00%   20.45%

*Separate California into North and South if possible.

                              DEAL SIZE
CALIFORNIA       ---------------------------------    WA LOAN
BREAKDOWN        # LOANS     BALANCE            %     BALANCE
---------        -------     -------       -------    -------
CA NORTH            555    144,289,435      34.52%    259,981
CA SOUTH          1,110    273,751,482      65.48%    246,623
                  1,665    418,040,917     100.00%    251,076

                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA   --------------------------------------------------------------------------------------------------------------------
BREAKDOWN    WAC     FICO      %LTV      %DTI     NON-PRIMARY   NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC   INTEREST ONLY
---------    ---     ----      ----      -----    -----------   ----------  ------------  ----------  -----------   -------------
CA NORTH    6.64%     642     78.70%     41.90%      4.47%        6.10%       53.65%       0.00%        0.00%       48.77%
CA SOUTH    6.87%     620     75.93%     41.80%      2.89%       15.57%       68.73%       0.00%        0.00%       26.94%
            6.79%     628     76.88%     41.83%      3.44%       12.30%       63.52%       0.00%        0.00%       34.47%

                        FIXED / FLOATING (II)
-------------------------------------------------------------------
                                DEAL SIZE
                 -------------------------------------      WA LOAN
TYPE             # LOANS        BALANCE             %       BALANCE
----             -------        -------         ------      -------
FIXED              1,484       159,962,222      15.82%     107,791
BALLOON                                          0.00%
2/28               3,641       622,028,177      61.53%     170,840
3/27                 141        22,173,177       2.19%     157,257
5/25                                             0.00%
2/28 IO              611       169,937,713      16.81%     278,130
3/27 IO               55        13,507,780       1.34%     245,596
5/25 IO                                          0.00%
OTHER                 74        23,254,532       2.30%     314,250
TOTAL              6,006     1,010,863,601     100.00%     168,309

                                                    FIXED / FLOATING (II)
------------------------------------------------------------------------------------------------------------------------------------
TYPE              WAC       FICO     %LTV      %DTI    NON-PRIMARY   NON SF/PUD  REFI CACHOUT MI COVERED  NINA/NO DOC INTEREST ONLY
----              ---       ----     -----     -----   -----------   ----------  ------------ ----------  ----------- -------------
FIXED             7.62%      634      78.63%    39.87%       6.09%      12.92%      70.33%      0.00%      0.00%        0.00%
BALLOON
2/28              7.46%      585      77.50%    40.86%       5.09%      12.36%      69.62%      0.00%      0.00%        0.00%
3/27              7.09%      626      79.49%    40.28%      11.80%       9.28%      64.27%      0.00%      0.00%        0.00%
5/25
2/28 IO           6.67%      665      80.89%    41.85%       0.76%      14.49%      34.74%      0.00%      0.00%      100.00%
3/27 IO           6.69%      646      81.43%    41.37%       0.00%      16.81%      41.98%      0.00%      0.00%      100.00%
5/25 IO
OTHER             5.30%      729      81.73%    41.27%       5.20%      10.83%      32.56%      0.00%      0.00%      100.00%
TOTAL             7.28%      612      78.44%    40.87%       4.60%      12.76%      62.53%      0.00%      0.00%       20.45%

List all loan types and separate the IO loans i.e. 2/28 And 2/28 IO should have separate rows.

                          LIEN BUCKET
----------------------------------------------------------------
                              DEAL SIZE
                 ----------------------------------      WA LOAN
TYPE             # LOANS       BALANCE            %      BALANCE
----             -------       -------      -------      -------
FIRST             5,496      989,978,156     97.93%      180,127
SECOND              510       20,885,444      2.07%       40,952
THIRD                                         0.00%
OTHER                                         0.00%
TOTAL             6,006    1,010,863,601    100.00%      168,309

                                                           LIEN BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ------------------------------------------------------------------------------------------------------------------------
TYPE          WAC        FICO       %LTV       %DTI    NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----          ---        ----      -----       -----   -----------  ----------  ------------  ----------  -----------  -------------
FIRST        7.21%       611       77.99%      40.85%      4.70%      12.71%      63.63%        0.00%        0.00%        20.88%
SECOND      10.71%       656       99.92%      41.86%      0.00%      15.10%      10.23%        0.00%        0.00%         0.00%
THIRD
OTHER
TOTAL        7.28%       612       78.44%      40.87%      4.60%      12.76%      62.53%        0.00%        0.00%        20.45%

                      PREPAYMENT BUCKET
----------------------------------------------------------------
                              DEAL SIZE
                 ---------------------------------       WA LOAN
TYPE             # LOANS       BALANCE            %      BALANCE
----             -------       -------      -------      -------
NONE              1,504      230,616,830     22.81%      153,336
6 MONTHS                                      0.00%
1 YEAR              164       34,744,154      3.44%      211,855
2 YEAR            3,442      613,338,931     60.67%      178,193
3 YEAR              896      132,163,685     13.07%      147,504
5 YEAR                                        0.00%
OTHER                                         0.00%
TOTAL             6,006    1,010,863,601    100.00%      168,309

                                                         PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             -----------------------------------------------------------------------------------------------------------------------
TYPE          WAC        FICO       %LTV        %DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----          ---        ----       ----        ----   -----------  ----------  ------------  ----------  -----------  -------------
NONE         7.68%       614       79.54%      40.74%      5.52%      17.84%      60.28%        0.00%        0.00%        18.71%
6 MONTHS
1 YEAR       7.36%       623       77.35%      40.25%      8.23%      23.53%      62.02%        0.00%        0.00%        14.23%
2 YEAR       7.18%       605       78.33%      41.16%      3.59%      10.68%      61.26%        0.00%        0.00%        24.27%
3 YEAR       7.05%       636       77.36%      39.93%      6.76%      10.71%      72.50%        0.00%        0.00%         7.38%
5 YEAR
OTHER
TOTAL        7.28%       612       78.44%      40.87%      4.60%      12.76%      62.53%        0.00%        0.00%        20.45%

                         INDEX BUCKET
----------------------------------------------------------------
                               DEAL SIZE
                 ----------------------------------      WA LOAN
TYPE             # LOANS        BALANCE           %      BALANCE
----             -------        -------     -------      -------
LIBOR  6 MONTH    4,448      827,646,847     81.88%      186,072
LIBOR  1 MONTH       74       23,254,532      2.30%      314,250
FIXED RATE        1,484      159,962,222     15.82%      107,791
                                              0.00%
                                              0.00%
                                              0.00%
                                              0.00%
OTHER                                         0.00%
TOTAL             6,006    1,010,863,601    100.00%      168,309

                                                          INDEX BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ------------------------------------------------------------------------------------------------------------------
TYPE               WAC     FICO     %LTV      %DTI    NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----               ---     ----     ----      ----    -----------  ----------  ------------  ----------  -----------  -------------
LIBOR  6 MONTH    7.27%     604    78.31%    41.05%    4.30%        12.79%      61.86%        0.00%        0.00%         22.16%
LIBOR  1 MONTH    5.30%     729    81.73%    41.27%    5.20%        10.83%      32.56%        0.00%        0.00%        100.00%
FIXED RATE        7.62%     634    78.63%    39.87%    6.09%        12.92%      70.33%        0.00%        0.00%          0.00%




OTHER
TOTAL             7.28%     612    78.44%    40.87%    4.60%        12.76%      62.53%        0.00%        0.00%         20.45%

List all reset rates

                         MORTGAGE INSURANCE (MI)
---------------------------------------------------------------------------
                                     DEAL SIZE
                        -------------------------------------       WA LOAN
TYPE                    # LOANS        BALANCE              %       BALANCE
----                    -------        -------        -------       -------
=>80 LTV WITH MI                                        0.00%
>80 LTV WITHOUT MI       2,222       341,849,057       33.82%       153,847
<80 LTV WITH MI                                         0.00%
NOT COVERED BY MI        3,784       669,014,543       66.18%       176,801
OTHER                                                   0.00%
TOTAL                    6,006     1,010,863,601      100.00%       168,309

                                                     MORTGAGE INSURANCE (MI)
-----------------------------------------------------------------------------------------------------------------------------------
                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------------------------------------------------------------------------------------
TYPE                     WAC     FICO    % LTV     % DTI  NON-PRIMARY NON SF/PUD REFI CACHOUT  MI COVERED  NINA/NO DOC INTEREST ONLY
----                     ---     ----    -----     -----  ----------- ---------- ------------  ----------  ----------- -------------
=>80 LTV WITH MI
>80 LTV WITHOUT MI       7.59%    623   88.69%   41.05%    5.85%      13.07%      59.92%        0.00%      0.00%      19.07%
<80  LTV WITH MI
NOT COVERED BY MI        7.12%    606   73.20%   40.78%    3.96%      12.60%      63.86%        0.00%      0.00%      21.15%
OTHER
TOTAL                    7.28%    612   78.44%   40.87%    4.60%      12.76%      62.53%        0.00%      0.00%      20.45%

MI coverage based                                           LOAN-TO-VALUE (LTV)
on FICO and LTV   ------------------------------------------------------------------------------------------------------------------
buckets
                  =<50  >50 =<55  >55 =<60   >60 =<65   >65 =<70   >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100  =>100
----------------- ----  --------  --------   --------   --------   --------  --------  --------  --------  --------  --------  -----
    NA
    =<500
    >500 =<550
    >550 =<600
F   >600 =<625
I   >625 =<650
C   >650 =<675
O   >675 =<700
    >700 =<725
    >725 =<750
    >750 <800
    =>800

MASTER SERVICER:
BACKUP SERVICER:
                                    % NAME                                  % NAME
PRIMARY SERVICER (S):         100.00% WILSHIRE      ORIGINATOR (S):   100.00% NEW CENTURY
                         2                                     2
                         3                                     3
                         4                                     4
                         5                                     5
                         6                                     6
                         7                                     7
                         8                                     8
                         9                                     9
                        10                                    10

If there are more then 10 Servicers or Originator please list them ALL:

                                     SIGNIFICANT LOAN BREAKDOWN*
----------------------------------------------------------------------------------------------
                          DEAL SIZE                        LTV SIGNIFICANT LOANS (i)
               ----------------------------   ------------------------------------------------
FICO               BALANCE               %                     BALANCE           %
----               -------           ------   --------------   -----------       ------
NA                         -          0.00%                              -       0.00%
=<500              1,744,489          0.17%                              -       0.00%
>500 =<520        65,904,541          6.52%                      2,023,523       0.20%
>520 =<540        93,199,063          9.22%                     23,662,867       2.34%
>540 =<560        99,085,640          9.80%                     33,718,435       3.34%
>560 =<580        88,991,414          8.80%                     33,963,477       3.36%
>580 =<600       116,730,802         11.55%     LOAN            40,435,020       4.00%
>600 =<620       104,680,207         10.36%      TO             42,428,325       4.20%
>620 =<640       103,370,578         10.23%     VALUE           38,509,609       3.81%
>640 =<660       104,369,140         10.32%   (LTV) > 80        36,592,200       3.62%
>660 =<680        81,279,770          8.04%                     30,144,374       2.98%
>680 =<700        59,448,182          5.88%                     23,676,315       2.34%
>700 =<750        65,472,659          6.48%                     24,100,291       2.38%
=>750             26,587,118          2.63%                     12,594,621       1.25%
               -------------        -------   -------------    -----------      ------
TOTAL          1,010,863,601        100.00%   FLOW -->         341,849,057      33.82%

                 DOC SIGNIFICANT LOANS (ii)          DTI SIGNIFICANT LOANS (iv)           PROPERTY SIGNIFICANT LOANS (iii)
           -----------------------------------  -----------------------------------   --------------------------------------


FICO                           BALANCE       %                   BALANCE          %                    BALANCE            %
----        -----------        -------    -----    ---------     -------       -----   ---------       -------         ----
NA                                -       0.00%                          -     0.00%                          -        0.00%
=<500                             -       0.00%                    947,535     0.09%                          -        0.00%
>500 =<520                        -       0.00%                 39,230,537     3.88%                  5,457,808        0.54%
>520 =<540                        -       0.00%                 57,578,224     5.70%                  9,017,850        0.89%
>540 =<560                        -       0.00%                 56,520,884     5.59%                  7,216,512        0.71%
>560 =<580                        -       0.00%                 53,354,974     5.28%                 10,173,210        1.01%
>580 =<600                        -       0.00%                 70,017,940     6.93%                 10,992,164        1.09%
>600 =<620    ALL NO              -       0.00%   DEBT TO       60,897,706     6.02%      ALL        12,206,587        1.21%
>620 =<640   DOC, NO              -       0.00%   INCOME        64,308,766     6.36%   PROPERTY      15,006,004        1.48%
>640 =<660    RATIO               -       0.00%   (DTI) >40     66,521,981     6.58%    TYPES        15,310,267        1.51%
>660 =<680     AND                -       0.00%                 58,008,975     5.74%    EXCEPT       11,815,648        1.17%
>680 =<700     NINA               -       0.00%                 35,388,823     3.50%      SF         14,923,914        1.48%
>700 =<750                        -       0.00%                 43,283,037     4.28%     AND         11,888,906        1.18%
=>750                             -       0.00%                 16,243,661     1.61%     PUD          4,996,555        0.49%
             ------------      -------    -----    ---------     -------       -----   ---------       -------         ----
TOTAL          FLOW -->           -       0.00%  FLOW -->      622,303,043    61.56%   FLOW -->                       12.76%

BUCKETS SHOULD FLOW FROM ONE SIGNIFIER TO THE NEXT SIGNIFIER SEE DIAGRAM BELOW FOR FLOW CHART:

Aggregate Collateral
          |
           ---------    LTV Significant Loans
                                 /
                        Doc Significant Loans
                                 /
                        DTI Significant Loans
                                 /
                     Property Significant Loans


* Cells in red font are calculations and should be left alone.

  (i) Loans with LTV >80 should be placed in each corresponding bucket

 (ii) Significant Documentation should consist of No doc, No Ratio and NINA loans.

(iii) Property Significant loans will consist of everything that is not Single Family and (PUD).

 (iv) DTI Significant loans should consist of loans with a DTI >40